Exhibit 99.1

Essent Group Ltd. Reports First Quarter 2017 Results

HAMILTON, Bermuda--(BUSINESS WIRE)--May 5, 2017--Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended March 31, 2017 of $66.6 million or $0.72 per diluted share, compared to $48.0 million or $0.52 per diluted share for the quarter ended March 31, 2016. As of March 31, 2017, Essent had insurance in force of $88.0 billion and consolidated stockholders’ equity of $1.4 billion.

“We had another strong quarter of operating performance and producing high quality and growing earnings for our shareholders,” said Mark Casale, Chairman and Chief Executive Officer. “During the quarter, we grew insurance in force 30% compared to March 31st a year ago, while also generating a 19% annualized return on average equity in the first quarter of 2017.”

Financial Highlights:

  Insurance in force as of March 31, 2017 was $88.0 billion, compared to $83.3 billion as of December 31, 2016 and $67.7 billion as of March 31, 2016.
  Flow new insurance written for the first quarter was $8.0 billion, compared to $10.5 billion in the fourth quarter of 2016 and $5.4 billion in the first quarter of 2016.
  Net premiums earned for the first quarter were $117.7 million, compared to $116.8 million in the fourth quarter of 2016 and $94.4 million in the first quarter of 2016.
  The expense ratio for the first quarter was 30.9%, compared to 29.8% in the fourth quarter of 2016 and 33.2% in the first quarter of 2016.
  The provision for losses and LAE for the first quarter was $3.7 million, compared to $3.9 million in the fourth quarter of 2016 and $3.7 million in the first quarter of 2016.
  The percentage of loans in default as of March 31, 2017 was 0.45%, compared to 0.47% as of December 31, 2016 and 0.34% as of March 31, 2016.
  The combined ratio for the first quarter was 34.0%, compared to 33.1% in the fourth quarter of 2016 and 37.2% in the first quarter of 2016.
  The consolidated balance of cash and investments at March 31, 2017 was $1.7 billion, including cash and investment balances at Essent Group Ltd. of $41.1 million.
  The combined risk to capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 14.6:1 as of March 31, 2017.
  Essent Reinsurance Ltd. reinsured a total of $62.8 million of risk in GSE risk share transactions in the first quarter of 2017.
  Net income for the first quarter includes an income tax benefit of $3.0 million, or $0.03 per diluted share, related to the vesting of common shares and common share units.

Conference Call

Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 877-201-0168 inside the U.S., or 647-788-4901 for international callers, using passcode 4824281 or by referencing Essent.

A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 800-585-8367 inside the U.S., or 416-621-4642 for international callers, passcode 4824281.

In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.

Forward-Looking Statements

This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission on February 16, 2017. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures

In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.

About the Company

Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended March 31, 2017

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

		Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended March 31,
(In thousands, except per share amounts)	2017	2016
Revenues:
Net premiums written	$119,297	$100,466
Increase in unearned premiums	(1,646)	(6,063)
Net premiums earned	117,651	94,403
Net investment income	8,435	6,183
Realized investment gains, net	655	471
Other income	851	1,409
Total revenues	127,592	102,466

Losses and expenses:
Provision for losses and LAE	3,693	3,731
Other underwriting and operating expenses	36,332	31,388
Interest expense	716	—
Total losses and expenses	40,741	35,119

Income before income taxes	86,851	67,347
Income tax expense	20,253	19,396
Net income	$66,598	$47,951

Earnings per share:
Basic	$0.73	$0.53
Diluted	0.72	0.52

Weighted average shares outstanding:
Basic	91,258	90,785
Diluted	93,023	91,859

Net income	$66,598	$47,951

Other comprehensive income (loss):
Change in unrealized appreciation of investments	4,850	13,359
Total other comprehensive income	4,850	13,359
Comprehensive income	$71,448	$61,310

Loss ratio	3.1%	4.0%
Expense ratio	30.9%	33.2%
Combined ratio	34.0%	37.2%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	March 31,	December 31,
(In thousands, except per share amounts)	2017	2016
Assets
Investments available for sale, at fair value
Fixed maturities	$1,612,153	$1,482,754
Short-term investments	112,380	132,348
Total investments	1,724,533	1,615,102
Cash	19,713	27,531
Accrued investment income	10,191	9,488
Accounts receivable	23,479	21,632
Deferred policy acquisition costs	13,493	13,400
Property and equipment	8,205	8,119
Prepaid federal income tax	180,657	181,272
Other assets	7,429	6,454

Total assets	$1,987,700	$1,882,998

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$29,468	$28,142
Unearned premium reserve	221,262	219,616
Net deferred tax liability	162,651	142,587
Revolving credit facility borrowings	125,000	100,000
Securities purchased payable	17,315	14,999
Other accrued liabilities	19,252	33,881
Total liabilities	574,948	539,225

Commitments and contingencies

Stockholders' Equity
Common shares	1,401	1,397
Additional paid-in capital	915,895	918,296
Accumulated other comprehensive loss	(7,405)	(12,255)
Retained earnings	502,861	436,335
Total stockholders' equity	1,412,752	1,343,773

Total liabilities and stockholders' equity	$1,987,700	$1,882,998

Return on average equity (1)	19.3%	18.1%

(1) The 2017 return on average equity is calculated by dividing annualized year-to-date 2017 net income by average equity. The 2016 return on average equity is calculated by dividing full year 2016 net income by average equity.

					Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2017	2016
Selected Income Statement Data	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$119,297	$116,412	$115,887	$108,513	$100,466

Net premiums earned	117,651	116,792	110,801	100,711	94,403
Other revenues (1)	9,941	9,581	10,453	7,454	8,063
Total revenues	127,592	126,373	121,254	108,165	102,466

Losses and expenses:
Provision for losses and LAE	3,693	3,865	4,965	2,964	3,731
Other underwriting and operating expenses	36,332	34,836	32,792	31,409	31,388
Interest expense	716	370	56	—	—
Total losses and expenses	40,741	39,071	37,813	34,373	35,119

Income before income taxes	86,851	87,302	83,441	73,792	67,347
Income tax expense (2)	20,253	24,616	23,730	21,534	19,396
Net income	$66,598	$62,686	$59,711	$52,258	$47,951

Earnings per share:
Basic	$0.73	$0.69	$0.66	$0.57	$0.53
Diluted	0.72	0.68	0.65	0.57	0.52

Weighted average shares outstanding:
Basic	91,258	90,991	90,961	90,912	90,785
Diluted	93,023	92,577	92,399	92,138	91,859

Other Data:
Loss ratio (3)	3.1%	3.3%	4.5%	2.9%	4.0%
Expense ratio (4)	30.9%	29.8%	29.6%	31.2%	33.2%
Combined ratio	34.0%	33.1%	34.1%	34.1%	37.2%

Return on average equity (annualized)	19.3%	18.9%	18.7%	17.2%	16.7%

(1) In 2016, other revenues included the change in the fair value of insurance and certain reinsurance policies issued by Essent Reinsurance Ltd. ("Essent Re") in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program that were accounted for as derivatives under GAAP. In the three months ended September 30, 2016, these contracts were amended and are now accounted for as insurance contracts. The change in fair values of these policies was $2,012, ($755) and $677 in the three months ended September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

(2) Income tax expense for the quarter ended March 31, 2017 was calculated using an annualized effective tax rate of 26.8% and was reduced by $3,023 of excess tax benefits associated with the vesting of common shares and common share units during the quarter. Prior to January 1, 2017, excess tax benefits were recognized in additional paid-in-capital.

(3) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.

(4) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

				Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2017	2016
Other Data, continued:	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$8,034,153	$10,475,258	$10,299,161	$8,715,171	$5,366,675
New risk written	1,929,832	2,498,831	2,536,734	2,167,333	1,340,588

Bulk:
New insurance written	$—	$—	$—	$—	$93,054
New risk written	—	—	—	—	8,480

Total:
Average premium rate (5)	0.53%	0.56%	0.58%	0.57%	0.56%
New insurance written	$8,034,153	$10,475,258	$10,299,161	$8,715,171	$5,459,729
New risk written	$1,929,832	$2,498,831	$2,536,734	$2,167,333	$1,349,068
Insurance in force (end of period)	$87,993,227	$83,265,522	$77,614,373	$72,267,099	$67,716,741
Risk in force (end of period)	$21,801,667	$20,627,317	$19,289,387	$17,937,364	$16,745,819
Policies in force	397,650	375,898	350,600	328,441	308,779
Weighted average coverage (6)	24.8%	24.8%	24.9%	24.8%	24.7%
Annual persistency	78.2%	77.7%	79.4%	81.0%	81.0%

Loans in default (count)	1,777	1,757	1,453	1,174	1,060
Percentage of loans in default	0.45%	0.47%	0.41%	0.36%	0.34%

Other Risk in Force
GSE Risk Share (7)	$436,991	$384,103	$302,211	$305,357	$188,766

Revolving Credit Facility
Borrowings outstanding	$125,000	$100,000	$50,000	$—	N/A
Undrawn committed capacity	$75,000	$100,000	$150,000	$200,000	N/A
Weighted average interest rate	2.96%

(5) Average premium rate is calculated by dividing net premiums earned by average insurance in force for the period.

(6) Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.

(7) Essent Re provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

					Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended
	March 31, 2017		December 31, 2016		March 31, 2016
($ in thousands)
>=760	$3,399,754	42.3%	$4,642,666	44.3%	$2,287,903	42.6%
740-759	1,243,278	15.5	1,636,508	15.6	839,808	15.6
720-739	1,149,215	14.3	1,456,147	13.9	779,556	14.5
700-719	958,015	11.9	1,212,922	11.6	582,731	10.9
680-699	694,814	8.7	879,907	8.4	486,852	9.1
<=679	589,077	7.3	647,108	6.2	389,825	7.3
Total	$8,034,153	100.0%	$10,475,258	100.0%	$5,366,675	100.0%

Weighted average credit score	745		747		745

NIW by LTV
	Three Months Ended
	March 31, 2017		December 31, 2016		March 31, 2016
($ in thousands)
85.00% and below	$1,218,800	15.2%	$1,808,741	17.3%	$663,998	12.4%
85.01% to 90.00%	2,498,907	31.1	3,242,535	30.9	1,803,776	33.6
90.01% to 95.00%	3,511,603	43.7	4,525,547	43.2	2,730,564	50.9
95.01% and above	804,843	10.0	898,435	8.6	168,337	3.1
Total	$8,034,153	100.0%	$10,475,258	100.0%	$5,366,675	100.0%

Weighted average LTV	92%		91%		92%

NIW by Product
	Three Months Ended
	March 31, 2017		December 31, 2016		March 31, 2016
Single Premium policies		14.2%		12.7%		24.6%
Monthly Premium policies		85.8		87.3		75.4
		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2017		December 31, 2016		March 31, 2016
Purchase		78.9%		73.9%		81.6%
Refinance		21.1		26.1		18.4
		100.0%		100.0%		100.0%

					Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended
	March 31, 2017		December 31, 2016		March 31, 2016
($ in thousands)
>=760	$—	0.0%	$—	0.0%	$45,625	49.0%
740-759	—	—	—	—	18,154	19.5
720-739	—	—	—	—	11,475	12.3
700-719	—	—	—	—	8,220	8.8
680-699	—	—	—	—	6,453	7.0
<=679	—	—	—	—	3,127	3.4
Total	$—	0.0%	$—	0.0%	$93,054	100.0%

Weighted average credit score	N/A		N/A		750

NIW by LTV
	Three Months Ended
	March 31, 2017		December 31, 2016		March 31, 2016
($ in thousands)
85.00% and below	$—	0.0%	$—	0.0%	$755	0.8%
85.01% to 90.00%	—	—	—	—	27,757	29.8
90.01% to 95.00%	—	—	—	—	64,542	69.4
95.01% and above	—	—	—	—	—	—
Total	$—	0.0%	$—	0.0%	$93,054	100.0%

Weighted average LTV	N/A		N/A		91%

NIW by Product
	Three Months Ended
	March 31, 2017		December 31, 2016		March 31, 2016
Single Premium policies		0.0%		0.0%		100.0%
Monthly Premium policies		—		—		—
		0.0%		0.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended
	March 31, 2017		December 31, 2016		March 31, 2016
Purchase		0.0%		0.0%		100.0%
Refinance		—		—		—
		0.0%		0.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	March 31, 2017		December 31, 2016		March 31, 2016
($ in thousands)
>=760	$39,724,096	45.1%	$37,858,422	45.5%	$31,032,734	45.8%
740-759	14,460,034	16.4	13,760,610	16.5	11,383,450	16.8
720-739	12,550,737	14.3	11,855,648	14.2	9,783,221	14.5
700-719	9,325,770	10.6	8,712,971	10.5	6,816,087	10.1
680-699	7,051,155	8.0	6,611,166	7.9	5,310,252	7.8
<=679	4,881,435	5.6	4,466,705	5.4	3,390,997	5.0
Total	$87,993,227	100.0%	$83,265,522	100.0%	$67,716,741	100.0%

Weighted average credit score	748		749		750

Total RIF by FICO score	March 31, 2017		December 31, 2016		March 31, 2016
($ in thousands)
>=760	$9,791,036	44.9%	$9,319,522	45.2%	$7,616,124	45.5%
740-759	3,609,590	16.6	3,434,392	16.7	2,835,832	16.9
720-739	3,146,943	14.4	2,970,941	14.4	2,451,777	14.6
700-719	2,303,107	10.6	2,151,657	10.4	1,677,361	10.0
680-699	1,762,997	8.1	1,656,791	8.0	1,330,183	8.0
<=679	1,187,994	5.4	1,094,014	5.3	834,542	5.0
Total	$21,801,667	100.0%	$20,627,317	100.0%	$16,745,819	100.0%

Portfolio by LTV
Total IIF by LTV	March 31, 2017		December 31, 2016		March 31, 2016
($ in thousands)
85.00% and below	$10,403,824	11.8%	$9,756,578	11.7%	$7,460,266	11.0%
85.01% to 90.00%	28,744,011	32.7	27,409,202	32.9	23,115,372	34.1
90.01% to 95.00%	44,862,812	51.0	42,854,633	51.5	35,485,155	52.4
95.01% and above	3,982,580	4.5	3,245,109	3.9	1,655,948	2.5
Total	$87,993,227	100.0%	$83,265,522	100.0%	$67,716,741	100.0%

Weighted average LTV	92%		92%		92%

Total RIF by LTV	March 31, 2017		December 31, 2016		March 31, 2016
($ in thousands)
85.00% and below	$1,172,920	5.4%	$1,101,947	5.3%	$842,560	5.0%
85.01% to 90.00%	6,821,725	31.3	6,512,613	31.6	5,498,657	32.8
90.01% to 95.00%	12,829,032	58.8	12,234,306	59.3	10,078,998	60.2
95.01% and above	977,990	4.5	778,451	3.8	325,604	2.0
Total	$21,801,667	100.0%	$20,627,317	100.0%	$16,745,819	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	March 31, 2017		December 31, 2016		March 31, 2016
($ in thousands)
FRM 30 years and higher	$79,647,327	90.5%	$75,428,964	90.6%	$60,857,001	89.9%
FRM 20-25 years	2,298,806	2.6	2,113,529	2.5	1,546,759	2.3
FRM 15 years	3,290,900	3.8	3,066,893	3.7	2,629,322	3.9
ARM 5 years and higher	2,756,194	3.1	2,656,136	3.2	2,683,659	3.9
Total	$87,993,227	100.0%	$83,265,522	100.0%	$67,716,741	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	March 31, 2017	December 31, 2016	March 31, 2016

GSE Risk Share (1)	$436,991	$384,103	$188,766

Weighted average credit score	750	749	753
Weighted average LTV	83%	82%	77%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
March 31, 2017

					Insurance in Force
	Original	Remaining									Incurred
	Insurance	Insurance	% Remaining of	Number of							Loss Ratio	Number of
	Written	in Force	Original	Policies in							(Inception	Loans in
Origination Year	($ in thousands)	($ in thousands)	Insurance	Force	% Purchase	>90% LTV	>95% LTV	FICO <700	FICO >= 760	% FRM	to Date) (1)	Default

2010	$245,898	$26,764	10.9%	173	78.7%	48.6%	0.0%	4.2%	58.3%	99.2%	2.7%	1
2011	3,229,720	522,127	16.2	2,880	76.5	45.6	0.2	5.3	54.7	95.7	3.7	41
2012	11,241,161	3,553,612	31.6	17,894	75.7	54.3	0.5	5.4	55.8	97.8	2.4	130
2013	21,152,638	8,758,749	41.4	43,437	78.6	56.4	1.9	7.8	51.3	97.4	2.6	322
2014	24,799,434	13,669,734	55.1	68,094	87.1	61.2	3.8	15.3	42.1	94.2	3.8	637
2015	26,193,656	20,458,227	78.1	92,205	82.0	55.4	2.4	14.8	43.7	96.6	3.4	433
2016	34,949,319	33,018,253	94.5	138,401	79.3	53.7	6.0	14.1	45.1	98.0	3.0	209
2017 (through March 31)	8,034,153	7,985,761	99.4	34,566	78.9	53.8	10.1	16.0	42.2	96.5	0.5	4
Total	$129,845,979	$87,993,227	67.8	397,650	80.8	55.5	4.5	13.6	45.1	96.9	3.1	1,777

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	March 31, 2017	December 31, 2016	March 31, 2016
CA	9.4%	9.4%	9.5%
TX	8.2	8.2	8.4
FL	6.8	6.6	6.3
WA	4.8	4.8	4.7
IL	3.9	4.0	4.0
NC	3.6	3.7	3.9
NJ	3.6	3.5	3.4
GA	3.4	3.4	3.3
MN	3.2	3.2	2.9
AZ	3.2	3.2	3.2
All Others	49.9	50.0	50.4
Total	100.0%	100.0%	100.0%

RIF by State
	March 31, 2017	December 31, 2016	March 31, 2016
CA	9.0%	9.0%	9.2%
TX	8.5	8.5	8.6
FL	7.0	6.9	6.5
WA	4.9	4.8	4.7
IL	3.9	4.0	4.1
NC	3.7	3.7	4.0
NJ	3.5	3.5	3.3
GA	3.5	3.5	3.5
MN	3.3	3.3	3.0
OH	3.1	3.1	3.0
All Others	49.6	49.7	50.1
Total	100.0%	100.0%	100.0%

			Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended
	March 31,	December 31,	March 31,
	2017	2016	2016
Beginning default inventory	1,757	1,453	1,028
Plus: new defaults	1,200	1,208	769
Less: cures	(1,114)	(861)	(706)
Less: claims paid	(65)	(39)	(30)
Less: rescissions and denials, net	(1)	(4)	(1)
Ending default inventory	1,777	1,757	1,060

Rollforward of Reserve for Losses and LAE
	Three Months Ended
	March 31,	December 31,	March 31,
($ in thousands)	2017	2016	2016
Reserve for losses and LAE at beginning of period	$28,142	$25,731	$17,760
Add provision for losses and LAE occurring in:
Current year	7,090	5,502	5,080
Prior years	(3,397)	(1,637)	(1,349)
Incurred losses during the period	3,693	3,865	3,731
Deduct payments for losses and LAE occurring in:
Current year	1	460	1
Prior years	2,366	994	1,020
Loss and LAE payments during the period	2,367	1,454	1,021
Reserve for losses and LAE at end of period	$29,468	$28,142	$20,470

Claims
	Three Months Ended
	March 31,	December 31,	March 31,
	2017	2016	2016
Number of claims paid	65	39	30
Total amount paid for claims (in thousands)	$2,307	$1,438	$998
Average amount paid per claim (in thousands)	$35	$37	$33
Severity	87%	70%	93%

					Exhibit I, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	March 31, 2017
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	869	49%	$6,426	24%	$50,004	13%
Four to eleven payments	690	39	13,428	50	38,252	35
Twelve or more payments	184	10	5,673	21	9,403	60
Pending claims	34	2	1,437	5	1,748	82
Total case reserves	1,777	100%	26,964	100%	$99,407	27
IBNR			2,022
LAE			482
Total reserves for losses and LAE			$29,468

Average reserve per default:
Case			$15.2
Total			$16.6

Default Rate	0.45%

	December 31, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	914	52%	$6,615	26%	$50,737	13%
Four to eleven payments	620	35	11,505	45	32,833	35
Twelve or more payments	179	10	5,678	22	9,575	59
Pending claims	44	3	1,960	7	2,272	86
Total case reserves	1,757	100%	25,758	100%	$95,417	27
IBNR			1,932
LAE			452
Total reserves for losses and LAE			$28,142

Average reserve per default:
Case			$14.7
Total			$16.0

Default Rate	0.47%

	March 31, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	505	48%	$4,639	25%	$28,519	16%
Four to eleven payments	426	40	9,689	52	23,147	42
Twelve or more payments	105	10	3,438	18	5,217	66
Pending claims	24	2	1,029	5	1,202	86
Total case reserves	1,060	100%	18,795	100%	$58,085	32
IBNR			1,410
LAE			265
Total reserves for losses and LAE			$20,470

Average reserve per default:
Case			$17.7
Total			$19.3

Default Rate	0.34%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	March 31, 2017		December 31, 2016
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$178,743	10.4%	$191,548	11.9%
U.S. agency securities	26,284	1.5	18,441	1.1
U.S. agency mortgage-backed securities	355,239	20.6	316,494	19.6
Municipal debt securities	361,392	21.0	334,324	20.7
Corporate debt securities	505,288	29.3	456,357	28.3
Residential and commercial mortgage securities	65,288	3.8	68,336	4.2
Asset-backed securities	134,911	7.8	127,172	7.9
Money market funds	97,388	5.6	102,430	6.3
Total Investments	$1,724,533	100.0%	$1,615,102	100.0%

Investment Portfolio by Credit Rating
Rating (1)	March 31, 2017		December 31, 2016
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$809,229	46.9%	$780,513	48.3%
Aa1	96,852	5.6	88,977	5.5
Aa2	102,056	5.9	101,772	6.3
Aa3	98,218	5.7	89,421	5.5
A1	156,350	9.1	143,938	8.9
A2	134,741	7.8	126,113	7.8
A3	99,307	5.8	95,926	6.0
Baa1	98,948	5.7	85,864	5.3
Baa2	82,677	4.8	71,950	4.5
Baa3	28,819	1.7	24,544	1.5
Below Baa3 / Unrated	17,336	1.0	6,084	0.4
Total Investments	$1,724,533	100.0%	$1,615,102	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	March 31, 2017		December 31, 2016
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$329,046	19.1%	$329,901	20.4%
1 to < 2 Years	156,647	9.1	153,184	9.5
2 to < 3 Years	134,555	7.8	156,620	9.7
3 to < 4 Years	219,776	12.7	176,896	11.0
4 to < 5 Years	166,485	9.7	139,115	8.6
5 or more Years	718,024	41.6	659,386	40.8
Total Investments	$1,724,533	100.0%	$1,615,102	100.0%

Pre-tax investment income yield:
Three months ended March 31, 2017	2.15%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of March 31, 2017	$41,060
As of December 31, 2016	$46,561

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	March 31, 2017	December 31, 2016
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$1,202,569	$1,144,279

Combined net risk in force (2)	$17,611,301	$16,801,992

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	15.2:1	15.3:1
Essent Guaranty of PA, Inc.	6.7:1	6.8:1
Combined (4)	14.6:1	14.7:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$452,541	$401,273

Net risk in force (2)	$4,598,370	$4,181,737

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.

(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.

(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan.  Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding.  Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments.  Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments.  Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance.  As of March 31, 2017, December 31, 2016 and March 31, 2016, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of March 31, 2017, December 31, 2016 and March 31, 2016 in accordance with Regulation G:

(In thousands, except per share amounts)	March 31, 2017	December 31, 2016	March 31, 2016

Numerator:
Total Stockholders' Equity (Book Value)	$1,412,752	$1,343,773	$1,181,495

Subtract: Accumulated Other Comprehensive (Loss) Income	(7,405)	(12,255)	13,260

Adjusted Book Value	$1,420,157	$1,356,028	$1,168,235

Denominator:
Total Common Shares Outstanding	93,377	93,105	93,070

Add: Restricted Share Units Outstanding	598	493	484

Total Common Shares and Share Units Outstanding	93,975	93,598	93,554

Adjusted Book Value per Share	$15.11	$14.49	$12.49

CONTACT:
Essent Group Ltd.
Media Contact
610-230-0556
media@essentgroup.com
or
Investor Relations Contact
Christopher G. Curran